UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 14, 2021
Seelos Therapeutics, Inc.
(Exact name of registrant as specified in its charter)

Nevada	000-22245	87-0449967
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

300 Park Avenue, 2nd Floor, New York, NY	10022
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (646) 293-2100

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities Registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	SEEL	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company      ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.      ☐

Item 1.02.    Termination of a Material Definitive Agreement.

On December 17, 2020, Seelos Therapeutics, Inc. ("Seelos") filed a Current Report on Form 8-K with the Securities and Exchange Commission stating that, on December 11, 2020, Seelos entered into a Securities Purchase Agreement (the "Securities Purchase Agreement") with Lind Global Asset Management II, LLC (the "Investor") pursuant to which, among other things, on December 11, 2020, Seelos issued and sold to the Investor, in a private placement transaction, in exchange for the payment by the Investor of $10,000,000, (a) a convertible promissory note (the "Note") in an aggregate principal amount of $12,000,000, which would bear no interest and mature on December 11, 2022, and (b) 975,000 shares of common stock of Seelos (the "Common Stock"). Following the issuance of the Note, Seelos paid certain amounts to the Investor in cash against the Note obligation.

On June 14, 2021, Seelos and the Investor entered into an Acknowledgment and Termination Agreement (the "Termination Agreement"), pursuant to which Seelos agreed to issue to the Investor an aggregate of 406,250 additional shares of Common Stock (the "Shares") and pay the Investor an additional aggregate of $790,804 (the "Final Payment") in full satisfaction of Seelos' remaining obligations to the Investor under the Note. Seelos has issued the Shares and made the Final Payment to the Investor. Accordingly, the Securities Purchase Agreement and the Note have terminated, effective June 15, 2021.

The foregoing summary of the Termination Agreement does not purport to be complete and is qualified in its entirety by reference to a copy of the Termination Agreement filed herewith as Exhibit 10.1.

Item 2.04.    Triggering Events That Accelerate or Increase a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement.

The information set forth in Item 1.02 of this Current Report on Form 8-K is incorporated herein by reference into this Item 2.04.

Item 3.02.    Unregistered Sales of Equity Securities.

The information set forth in Item 1.02 of this Current Report on Form 8-K is incorporated herein by reference into this Item 3.02.

The Shares were offered and sold to the Investor on June 14, 2021 in a transaction exempt from registration under the Securities Act of 1933, as amended (the "Securities Act"), in reliance on Section 3(a)(9) or 4(a)(2) thereof and Rule 506(b) of Regulation D thereunder. Accordingly, the Shares have not been registered under the Securities Act and the Securities may not be offered or sold in the United States absent registration or an exemption from registration under the Securities Act and any applicable state securities laws.

Item 9.01.    Financial Statements and Exhibits.

(d) Exhibits.

Number	Description

10.1+	Acknowledgment and Termination Agreement, dated as of June 14, 2021, by and between Seelos Therapeutics, Inc. and Lind Global Asset Management II, LLC.

+

Non-material schedules and exhibits have been omitted pursuant to Item 601(a)(5) of Regulation S-K. Seelos hereby undertakes to furnish supplementally copies of any of the omitted schedules and exhibits upon request by the Securities and Exchange Commission.

*   *   *

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Seelos Therapeutics, Inc.

Date: June 17, 2021	By:	/s/ Raj Mehra, Ph.D.
Name: Raj Mehra, Ph.D.
Title: Chief Executive Officer, President and Interim Chief Financial Officer